UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Tempest Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35890	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400
Brisbane, California	94005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 798-8589

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2026, the Company held its 2026 Special Meeting of Stockholder (the “Special Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting are set forth below. These proposals are described in detail in the Proxy Statement.

Proposal 1. Approval of an issuance of the Company’s common stock pursuant to Nasdaq Rule 5635.

The Company’s stockholders approved, pursuant to Nasdaq Rule 5635, the issuance of up to (i) 925,927 shares of the Company’s common stock, par value $0.001 per share (“common stock”) issuable upon the exercise of outstanding Series A Warrants, (ii) 925,927 shares of the Company’s common stock issuable upon the exercise of outstanding Series B Warrants which were issued in connection with our private placement offering pursuant to the terms of the securities purchase agreement dated March 20, 2026 by and among the Company and the investors thereto. The final voting results were as follows:

Votes For	Votes Against	Abstentions
9,090,763	398,678	18,310

Proposal 2. Approval of an issuance of the Company’s common stock pursuant to Nasdaq Rule 5635.

The Company’s stockholders approved, pursuant to Nasdaq Rule 5635, the issuance of up to 2,344,828 shares of the Company’s common stock issuable upon the exercise of outstanding Common Warrants which were issued in connection with an Inducement Offer to Exercise Common Stock Purchase Warrants Issued in November 2025 pursuant to the terms of the letter agreement dated May 28, 2026 by and between the Company and the investor thereto. The final voting results were as follows:

Votes For	Votes Against	Abstentions
9,091,165	398,276	18,310

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: June 22, 2026	By:	/s/ Matthew Angel
	Name:	Matthew Angel
	Title:	President and Chief Executive Officer